Exhibit 10.4

The Quadrant, 1 William Street Perth Western Australia 6000

Tel +61 8 9288 6000 Fax +61 8 9288 6001

lavan.com.au

Lease - Office, Part Ground Floor and Mezzanine Floor, 246B
Churchill Avenue, Subiaco

Landville Pty Ltd and Victor Vlahos as trustee for the Victor Vlahos Family Trust
Locafy Limited

Lease: Office, Part Ground Floor and Mezzanine Floor, 246B Churchill Avenue, Subiaco

Table of contents

Reference Schedule		1

Parties		3

1	Definitions	3
	Definitions	3
	Interpretation	9

2	Basic obligations	10
	The Lease	10
	The Tenant’s right to be free from interference	10
	The Tenant’s duty to pay Rent	11

3	Other payments to be made	11
	Rates and Taxes	11
	Services charges	11
	The Landlord’s Operating Costs	12
	Costs of this Lease	12
	Costs of insurance	13
	Subdivision levies	13

4	Bank guarantee	13

5	GST	14
	Amounts otherwise payable do not include GST	14
	Liability to pay GST	14
	Time for payment	14
	Tax Invoices	14
	Refunds	14
	Exclusion of Input Tax Credit items	14
	Default GST	15

6	Premises	15
	The Tenant’s right to have access to Premises	15
	The Tenant’s right to use Common Areas	15
	The Tenant’s right to use Services	15
	Adequacy of Services	16
	After hours air-conditioning	16
	Purpose of use of Premises	16
	Conduct of the business	16
	Storage of chemical and hazardous things	17
	The Tenant’s duty in relation to events and risk	17
	The Tenant’s duties in relation to serious infectious disease	17
	The Tenant’s duty to maintain Premises	17
	The Tenant’s duty in relation to the Tenant’s Property	18
	The Tenant’s duty to clean	18
	The Tenant’s duty to redecorate Premises	18
	The Tenant’s duty to get consent for work	18
	Standard of work	19
	The Tenant must give the Landlord evidence of completion	19
	The Tenant must pay the Landlord’s costs in relation to work	19

Lease: Office, Part Ground Floor and Mezzanine Floor, 246B Churchill Avenue, Subiaco

	Signs	19
	The Tenant must comply with Laws	19
	Occupational Safety and Health	20
	Tenant must comply with rules relating to the Building	20
	The Tenant’s duty in relation to a subdivision	20
	The Landlord’s right to inspect Premises	20
	Inspection by prospective tenants or purchasers	20

7	Liability, insurance and indemnity	21
	Exclusion of liability	21
	The Tenant’s duty to arrange insurance	21
	Details of insurance cover	21
	The Landlord’s duty to insure	22
	The Tenant’s other obligations in relation to insurance	22
	Indemnity	22

8	Damage and repairs	22
	The Tenant’s responsibilities	22
	The Landlord’s responsibilities	23
	The Landlord’s duty to fix damage	23
	Effect of major damage on Lease	23
	Effect of major damage on Rent	24
	Dispute about application of clauses 8.11 and 8.12	24

9	Environmental matters	24
	Environmental Rating	24
	Greenhouse gas emissions and energy reporting	25

10	Extension of this Lease	26
	The Tenant’s right to an extension	26
	How the Tenant may exercise its option to extend	26
	Loss of right to extend	26
	Terms applicable to extension	27
	Documentation	27

11	Holding Over	27

12	Assignment and subletting	28
	No interest to be created without consent	28
	Requirements for assignment and Subletting	28
	Tenant remains liable	29

13	Change in the Tenant’s ownership or control	29

14	Trustee provisions	30

15	Breach of this Lease	31
	The Landlord’s right to require the Tenant to correct breach	31
	Damages in case of breach	31
	Landlord’s right to terminate	31
	The Landlord’s entitlement to end this Lease if this Tenant is insolvent	32
	Damages for breach of Essential Terms	33
	The Landlord’s duty to try to relet	33
	Tender of money after the Landlord ends this Lease	34
	No loss of rights	34

Lease: Office, Part Ground Floor and Mezzanine Floor, 246B Churchill Avenue, Subiaco

16	Tenant’s obligations at the end of this Lease	35
	The Tenant’s duties when this Lease ends or is ended	35

17	Notices	37
	Form and delivery	37
	Execution of emails	37
	Receipt and effect	38

18	Caveat	38

19	Power of attorney	38

20	WAPC consent	39

21	Retail Shops Act	39

22	Special conditions	39

23	Guarantee and indemnity of the Tenant’s obligations under this Lease	40
	Guarantor’s main obligations	40
	Guarantor’s other obligations	41
	Time for payment	41
	Persons benefited by guarantee and indemnity	41
	Guarantee and indemnity basis of entry into Lease	42

24	General	42
	No right to set off by Tenant	42
	Time for payment	42
	Interest on overdue amounts	42
	Obligation in relation to employees, agents, contractors and others	42
	Variation	42
	Waiver	42
	Entire agreement	43
	Severability	43
	Further co-operation	43
	Relationship of the parties	43
	Governing law and jurisdiction	43
	Execution of separate documents	43
	No merger	43
	Third party rights	43
	Exclusion of contrary legislation	43

Execution		44

Schedule 1		46

Schedule 2		47

Schedule 3		52

Lease: Office, Part Ground Floor and Mezzanine Floor, 246B Churchill Avenue, Subiaco

Reference Schedule

Item 1	Parties

Landlord	Landville Pty Ltd ACN 099 096 107 and Victor Vlahos as trustee for the Victor Vlahos Family Trust

	Address:	care of Level 25
Allendale Square
77 St Georges Terrace
PERTH WA 6000
	Attention:	Chris Zelestis
	Email:	czelestis@francisburt.com.au

Tenant	Locafy Limited
ACN 136 737 767

	Address:	246B Churchill Avenue
SUBIACO WA 6008
	Attention:	Melvin Tan
	Email:	melvin.tan@locafy.com

Guarantor	Not applicable

Item 2	Land

Lot 2 on Diagram 52017 being the whole of the land comprised in Certificate of Title Volume 1461 Folio 933.

Premises

That part of the Building known as 246B Churchill Avenue, Subiaco having a total area of approximately 603.7 square metres consisting of approximately 419.7 square metres on the ground floor and approximately 184 square metres on the Mezzanine floor as is shown with designation “Office 2” on the Plan in Schedule 3.

Item 3	Period of Lease

Term:	Five (5) years

Commencement date:	20/11/2021 .
End date:	Five (5) years after the Commencement Date.

Item 4	Rent payable

$45,540.00 (plus GST) per annum payable in advance by equal monthly instalments of $3,795.00 (plus GST).

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Lease: Office, Part Ground Floor and Mezzanine Floor, 246B Churchill Avenue, Subiaco

Dates for review or adjustment of Rent

In accordance with Schedule 1.

Item 5	The Tenant’s percentage of the Operating Costs at the commencement of the Lease

In accordance with special condition 7.

Item 6	Bank Guarantee

(a)	Bank guarantee (clause 4.1):

Yes.

(b)	Bank guarantee amount: (clause 4.1.1):

The sum of $29,370.00. Equivalent to four (4) months gross Rent (Rent, Operating Costs and Licence Fees plus GST).

Item 7	Normal hours for air conditioning (excluding Saturdays, Sundays and public holidays)

8.00 am to 5.30 pm.

Item 8	Use of Premises

Commercial Offices.

Item 9	Time for redecoration

As part of the Make Good to be performed by the Tenant.

Item 10	Extension

Period of extension:	Not applicable

Period of additional extension:	Not applicable

Calculation of Rent for extension

In accordance with Schedule 1.

Item 11	Rate of interest

That rate of interest that is 4% in excess of the interest rate quoted by the Landlord’s bank for the time being on loans not exceeding $100,000.00.

Item 12	Specified Landlord’s Fixtures

Any floor or window covering, partitions, light fittings and other fixtures or fittings installed by the Landlord in the Premises and any replacement of those items.

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Lease: Office, Part Ground Floor and Mezzanine Floor, 246B Churchill Avenue, Subiaco

Parties

The Landlord

The Tenant

The Guarantor

1	Definitions

Definitions

1.1	In this Lease the following definitions apply:

AC Report	means a written report to be provided by the Tenant to the Landlord from a suitably qualified engineer approved by the Landlord (such approval not to be unreasonably withheld) on the condition of the air-conditioning system in the Premises.

Authority	includes a government, a local, statutory or public authority, and a person entitled to carry out a statutory function.

BEED Act	means the Building Energy Efficiency Disclosure Act 2010 (Cth).

Building	means the building erected on the Land described in Item 2 of the Reference Schedule in which the Premises are located.

Business Day	means a day other than a Saturday, Sunday or public holiday in Western Australia.

Carbon Cost	means any cost or tax incurred, whether directly or indirectly, in respect of the Building or the Landlord’s ownership of the Building arising out of, incidental to, or resulting from a Carbon Regime.

Carbon Regime	means any Law or any requirement or condition of an Authority in connection with the emission, monitoring, reduction, offset, removal or sequestration of Greenhouse Gas emissions. This includes any statutory emissions trading scheme or tax or similar charge on the emission of Greenhouse Gas or the carbon content of fuels.

Commencement Date	means the commencement date of this Lease specified in Item 3 of the Reference Schedule.

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Lease: Office, Part Ground Floor and Mezzanine Floor, 246B Churchill Avenue, Subiaco

Common Areas	includes any part of the Land, Building and Premises which the landlord makes available for shared use, including foyers, lifts, lobbies, toilets, and tea rooms.

Consideration	has the same meaning as in the GST Act.

Default GST	means penalties, fines, interest and additional payments required or imposed under the GST Act as a result of non-payment or late payment of GST under the GST Act.

Energy	has the same meaning as in the NGER Act or other relevant Sustainability Legislation.

Energy Information	means:

(a)	a record of the total:

	(i)	amount of Greenhouse Gases emitted;

	(ii)	the total amount of Energy consumed; and

	(iii)	the total amount of Energy produced

in respect of the Premises, as defined in the NGER Act, including all information as to how such amounts were calculated; and

(b)	a record of the information required under the relevant Sustainability Legislation.

Environmental Rating	means a rating assigned to a building in accordance with an industry recognised rating method which rates the building’s environmental impact, which may include the building’s rates of usage of any one or more of:

(a)	energy;

(b)	water;

(c)	water production;

(d)	air quality and carbon;

(e)	waste generation; and

(f)	waste recycling rates.

Essential Term	means any of the following obligations:

	(a)	to pay Rent;

	(b)	to pay GST;

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Lease: Office, Part Ground Floor and Mezzanine Floor, 246B Churchill Avenue, Subiaco

(c)	to make any other payments required by this Lease;

(d)	to use the Premises solely for the use specified in Item 8 of the Reference Schedule;

(e)	to comply with laws and requirements;

(f)	not to assign, mortgage, sub-let, part with possession or create in favour of any person an interest in this Lease or any part of the Premises in any way without prior written consent; and

(g)	if required, to arrange and maintain insurance and not to do anything to prejudice it.

Financial Year	means the accounting period the Landlord chooses for calculating Operating Costs.

Greenhouse Gas	has the same meaning as in the NGER Act.

GST	has the same meaning as in the GST Act and includes any replacement or subsequent similar tax.

GST Act	means the A New Tax System (Goods and Services Tax) Act 1999 (Cth).

Guarantor	means the guarantor (if any) described in Item 1 of the Reference Schedule.

Input Tax Credit	has the same meaning as in the GST Act.

Landlord	means the landlord described in Item 1 of the Reference Schedule.

Landlord’s Fixtures	include any fixtures specified in Item 12 of the Reference Schedule.

Law	includes any requirement of any statute, regulation, proclamation, ordinance or by-law, present or future and whether State, Federal, local or otherwise.

Lease	means this document and includes any equitable lease in respect of the Premises that arises because of any one or more of the following:

(a) the Tenant enters into possession of the Premises before this document is signed;

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Lease: Office, Part Ground Floor and Mezzanine Floor, 246B Churchill Avenue, Subiaco

(b)	this document is not registered on the certificate of title for the Land; or

(c)	the Tenant remaining in possession of the Premises after the Lease evidenced by this document ends.

Lease Line	means the line shown on the plan in Schedule 3 which shows the horizontal boundaries of the Premises.

Lettable Area	means the area measured in accordance with the Property Council of Australia’s Method of Measurement 1997 that is appropriate to the type of Premises.

Make Good	is defined in clause 16.1.

NGER Act	means the National Greenhouse and Energy Reporting Act 2007 (Cth).

Operating Costs	means every cost the Landlord reasonably incurs in respect of the ownership, insurance, management, operation, maintenance, use and occupation of the Premises including, but not limited to, the cost of:

(a)	Rates and Taxes;

(b)	insuring the Premises in accordance with the provisions of this Lease and against any risk that the Landlord considers prudent to insure against;

(c)	employing a managing agent;

(d)	property management fees;

(e)	property inspection fees (initial property condition report and ongoing inspections);

(f)	cleaning;

(g)	maintaining, repairing, renovating, repainting, redecorating and refurbishing;

(h)	removing garbage and trade waste;

(i)	engaging professional pest control agents;

(j)	gardening, landscaping and reticulating;

(k)	maintaining and repairing car parking;

(l)	security and caretaking;

(m)	Carbon Costs;

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Lease: Office, Part Ground Floor and Mezzanine Floor, 246B Churchill Avenue, Subiaco

(n)	supplying Services including the operation, inspection, maintenance and replacement and upgrading of Services to comply with the requirements or orders of any Authority or Laws;

(o)	audits carried out by the Landlord’s auditors to determine the Operating Costs payable by the Tenant;

(P)	legal fees and disbursements incurred by the Landlord;

(q)	contributions to a sinking fund established by the Landlord to cover repairs and maintenance of a substantial but infrequent nature to the Premises or Services (provided always that the contributions in a Financial Year do not exceed 5% of the Operating Costs for that Financial Year);

(r)	obtaining an Environmental Rating for the Building;

(s)	maintaining any Environmental Rating that has been given to the Building;

(t)	safety, environmental and sustainability audits and reports of the Building and the land on which the Building is located; and

(U)	complying with any Authority in relation to the Landlord’s environmental obligations under this Lease or at Law,

but excluding:

(v)	interest on borrowed money;

(w)	capital expenditure;

(x)	income tax and capital gains tax;

(y)	land tax in respect of the Premises in excess of the amount payable on a single property basis; and

(Z)	a cost which the Law does not allow the Landlord to recover from the Tenant.

Premises	means the premises more particularly described in item 2 of the Reference Schedule:

(a)	extending vertically from the upper surface of the floor slab to the under surface of the ceiling of the Premises: and

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Lease: Office, Part Ground Floor and Mezzanine Floor, 246B Churchill Avenue, Subiaco

(b)	extending horizontally to the Lease Line and to the outer surface of external walls and windows extending beyond the Lease Line and to the middle or centre line of adjoining or intertenancy walls or partitions, and includes the Landlord’s Fixtures and any other improvements and other fixtures, fittings, plant and machinery of the Landlord in or on that area.

Primary Payment	means payment by the Tenant to the Landlord of any Rent, Operating Costs or other amount payable by the Tenant to the Landlord under this Lease.

Rates and Taxes	means any amount charged or assessed against the Premises, the Tenant or the Landlord in respect of the ownership, occupation or use of the Premises by any Authority and includes, but is not limited to, each of the following:

(a)	council rates and charges together with all rubbish removal rates and charges;

(b)	land tax and metropolitan region improvement tax on a single holding basis; and

(c)	water, drainage and sewerage rates and service charges including, but not limited to, meter rents, charges for the disposal of stormwater and water consumption charges.

Reference Schedule	means the reference schedule at the front of this document.

Rent	means the rent payable by the Tenant under this Lease.

Services	means every service that is available for use in, or supplied to, the Premises. It includes air-conditioning, water, electricity, gas, telephone and every service that enables access to the Premises for people or goods.

Sustainability Legislation	(a)	means:
	(b)	the NGER Act;

	(c)	the BEED Act; and

	(d)	any other Law relating to sustainability, energy efficiency, energy production or energy consumption.

Taxable Supply	has the same meaning as in the GST Act.

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Lease: Office, Part Ground Floor and Mezzanine Floor, 246B Churchill Avenue, Subiaco

Tax Invoice	has the meaning given in the GST Act and includes any document or record treated by the Commissioner of Taxation as a tax invoice.

Tenant	means the tenant described in Item 1 of the Reference Schedule.

Tenant’s Property	includes property that the Tenant owns, hires or leases.

Term	means the period specified in Item 3 of the Reference Schedule and any extension of that period.

Value	has the same meaning as in the GST Act.

Interpretation

1.2	In this Lease, unless the context otherwise requires:

1.2.1	Headings or subheadings are for convenience only and do not affect the interpretation of any provision of this Lease.

1.2.2	A reference to any agreement or document is to that agreement or document as amended, novated, supplemented or replaced from time to time.

1.2.3	The singular includes the plural and vice versa.

1.2.4	Words expressed in one gender include the other gender.

1.2.5	A “person” includes an individual, partnership, firm, company, government, joint venture, association, authority, corporation or other body corporate.

1.2.6	References to the parties, background, parts, clauses, schedules and annexures are references to the parties, background, parts, clauses, schedules and annexures to this Lease

1.2.7	The expression “this Lease” includes the agreement, arrangement, understanding or transaction recorded in this Lease.

1.2.8	References to a party to this Lease include that party’s executors, administrators, substitutes, successors and permitted assigns.

1.2.9	A reference to a group of persons is a reference to all of them collectively and to each of them individually.

1.2.10	References to time are to time in Perth, Western Australia.

1.2.11	If the date on or by which any act must be done under this Lease is not a Business Day, the act must be done on or by the next Business Day.

1.2.12	A covenant or agreement made by, or for the benefit of, two or more persons binds, and is enforceable against, or may be exercised by (as the case may be), those persons jointly and each of them severally.

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Lease: Office, Part Ground Floor and Mezzanine Floor, 246B Churchill Avenue, Subiaco

1.2.13	A reference to any statute or to any statutory provision includes any amendment, re-enactment or consolidation of it or any statutory provision substituted for it, and all ordinances, by-laws, regulations, rules and statutory instruments (however described) issued under it.

1.2.14	$ or “dollars” is a reference to Australian currency.

1.2.15	A reference to a thing or an amount includes the whole or part of that thing or amount.

2	Basic obligations

The Lease

2.1	The Landlord leases to the Tenant the Premises for the Term.

The Tenant’s right to be free from interference

2.2	The Tenant is entitled to quiet enjoyment of the Premises.

2.3	The Tenant may occupy and use the Premises free from interruption or interference by the Landlord or anyone who claims through the Landlord.

2.4	However, the Landlord reserves the right to do anything the Landlord believes necessary or desirable in relation to any of the following:

2.4.1	maintaining, repairing or upgrading the Building:

2.4.2	providing or maintaining any Service to any part of the Building;

2.4.3	complying with any Law;

2.4.4	using the exterior of the Premises for signs;

2.4.5	creating any easement or other right through or around the Premises; or

2.4.6	subdividing the Building.

2.5	The Landlord may enter the Premises at any reasonable time in order to exercise its right under clause 2.4.

2.6	Except in an emergency, the Landlord must give the Tenant reasonable notice before exercising that right.

2.7	The Landlord must exercise that right at a reasonable time and in a way which minimises any interference with the Tenant’s occupation and use of the Premises.

2.8	If, despite the Landlord giving reasonable notice to the Tenant under clause 2.6, the Tenant refuses or fails to provide the Landlord with access to the Premises, the Landlord may engage a locksmith (at the Tenant’s cost) to gain entry to the Premises.

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Lease: Office, Part Ground Floor and Mezzanine Floor, 246B Churchill Avenue, Subiaco

2.9	The Landlord’s action under clause 2.8 is without prejudice to any of the Landlord’s rights under this Lease.

The Tenant’s duty to pay Rent

2.10	The Tenant must pay the Landlord the Rent.

2.11	The Landlord is entitled to adjust or review the Rent on the dates stated in Item 4 of the Reference Schedule in accordance with Schedule 1.

2.12	The Tenant must pay the Rent monthly in advance on the first day of each month.

2.13	If the Lease does not begin on the first day of a month, the Tenant must pay the pro rata proportion of the Rent for the period at the beginning and end of the Lease that is less than a month.

3	Other payments to be made

Rates and Taxes

3.1	The Tenant must pay Rates and Taxes.

3.2	If the Rates and Taxes are assessed directly against the Tenant or the Premises, the Tenant must pay them by the due date for payment.

3.3	At the beginning and end of the Lease, the Tenant must pay the daily pro rata proportion of the Rates and Taxes for any period that is less than the full rates or tax period.

3.4	The Tenant must give the Landlord copies of assessments and receipts in respect of the Rates and Taxes if the Landlord asks for them.

3.5	If the Rates and Taxes are assessed directly against the Landlord, then, at the Landlord’s election, either of the following applies:

3.5.1	the Rates and Taxes will be included in the Operating Costs which the Tenant must contribute to; or

3.5.2	the Tenant must pay to the Landlord a proportion of the Rates and Taxes (being the same proportion that the Lettable Area of the Premises is of the Lettable Area of the Building). This proportion will increase or decrease automatically with changes in the Lettable Area of the Building.

3.6	The Landlord must pay any rates, taxes and charges in respect of the Land that the Tenant and other Tenants do not have to pay.

Services charges

3.7	The Tenant must pay the charges for the Services.

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Lease: Office, Part Ground Floor and Mezzanine Floor, 246B Churchill Avenue, Subiaco

3.8	If the Landlord elects to supply the Services to the Tenant each, of the following applies:

3.8.1	the amount which the Landlord charges to the Tenant:

(a)	may not be the same as that which is charged by the Service supplier to the Landlord;

(b)	must not exceed the amount which would have been payable by the Tenant if the Tenant had purchased the Service direct from the Service supplier on a single consumer basis (but cannot be less than the amount paid by the Landlord to the Service supplier for that Service); and

(c)	must not exceed that which the Law allows to be charged to the Tenant by the Landlord.

The Landlord’s Operating Costs

3.9	The Tenant must pay the Landlord the Tenant’s share of the Operating Costs. This will be based on the proportion that the Lettable Area of the Premises bears to the Lettable Area of the Building. The proportion at the commencement of this Lease may be set out in Item 5 of the Reference Schedule. It will increase or decrease automatically with changes in the Lettable Area of the Building.

3.10	Before the start of each Financial Year, the Landlord may give the Tenant a written estimate of the Operating Costs. If the Landlord does this, the Tenant must pay the Landlord the Tenant’s share of that estimate by monthly instalments in advance on the dates for payment of Rent.

3.11	If the Tenant pays its share of the Operating Costs by monthly instalments, as soon as practicable after the end of each Financial Year, the Landlord will give the Tenant details of the Landlord’s actual Operating Costs. The Tenant must pay the Landlord any shortfall between what the Tenant has paid and what is due on the basis of the Landlord’s actual costs. If the Tenant has overpaid, the Landlord must pay the Tenant the amount overpaid, or credit it against the Tenant’s next payment.

Costs of this Lease

3.12	The Tenant must pay:

3.12.1	the Landlord’s reasonable costs for the negotiation, preparation and completion of this Lease; and

3.12.2	any charges, duties and taxes (except income tax) that are payable by either the Landlord or the Tenant in respect of each of:

(a)	this Lease;

(b)	the registration of this Lease on the title to the Land; and

(c)	any payment made under this Lease.

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Lease: Office, Part Ground Floor and Mezzanine Floor, 246B Churchill Avenue, Subiaco

Costs of insurance

3.13	The Tenant:

3.13.1	must pay the premiums associated with the insurance policies referred to in clause 7.2; and

3.13.2	is responsible for any excess payable on any claim for indemnity made on its behalf under any of the insurance policies referred to in clause 7.2.

Subdivision levies

3.14	If the Landlord subdivides the Building, and creates a strata company within the meaning of the Strata Titles Act 1985 (WA), the Tenant must, at the Landlord’s option, pay or reimburse the Landlord for a levy by the strata company, to the extent that it is not recoverable as an Operating Cost.

4	Bank guarantee

4.1	If Item 6(a) provides for a bank guarantee, on or before the Commencement Date, the Tenant must give the Landlord an unconditional bank guarantee:

4.1.1	for the amount in Item 6(b) of the Reference Table; and

4.1.2	on terms and conditions acceptable to the Landlord including a condition that the bank guarantee have no expiry date.

4.2	Where the Rent and Operating Costs increase over the Term, the amount of the bank guarantee shall increase in the same proportion. The Tenant must at each rent review date, or as soon as practicable thereafter, provide to the Landlord:

4.2.1	a new replacement bank guarantee for the amount specified in Item 6(b) plus the amount of any increase; or

4.2.2	a further bank guarantee for the amount of any increase.

Any replacement or further bank guarantee provided pursuant to this clause 4.2 must be in accordance with the requirements of clause 4.1.

4.3	The Landlord may present the bank guarantee to recover the Landlord’s loss due to the Tenant’s breach. The Tenant must promptly replace the bank guarantee if it is presented. On or before the date which is six months after the date on which this Lease ends and provided that the Tenant has:

4.3.1	vacated the Premises; and

4.3.2	complied with all of the Tenant’s obligations under this Lease,

the Landlord must return the bank guarantee to the Tenant unless it is needed to recover the Landlord’s loss.

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Lease: Office, Part Ground Floor and Mezzanine Floor, 246B Churchill Avenue, Subiaco

4.4	If the Landlord sells the Premises, the Tenant must do whatever is necessary on the Tenant’s part to give the new owner the benefit of the bank guarantee and together with the Guarantor must, if requested by the Landlord, sign a deed of covenant agreeing to continue to be bound by the terms of the Lease on and from the change of ownership of the Land.

5	GST

Amounts otherwise payable do not include GST

5.1	Subject to:

5.1.1	express provision to the contrary; and

5.1.2	this clause,

the Consideration payable by the Tenant is exclusive of GST and represents the Value of the Taxable Supply for which payment is to be made.

Liability to pay GST

5.2	If the Landlord is liable by Law for GST on a Primary Payment, the Tenant must pay to the Landlord the amount of the GST.

Time for payment

5.3	The Tenant must pay to the Landlord any amount in respect of GST that the Tenant is required to pay under this Lease at the same time and in the same manner, as the Tenant is required to pay the Primary Payment in respect of which the GST relates.

Tax Invoices

5.4	The Landlord must issue to the Tenant Tax Invoices in respect of Primary Payments as and when required by the GST Act.

Refunds

5.5	If the Landlord refunds to the Tenant an amount under this Lease, the Landlord must also refund to the Tenant at the same time any amount paid by the Tenant under clause 5.3 with respect to the refunded amount.

Exclusion of Input Tax Credit items

5.6	For the purposes of this clause 5, a Primary Payment excludes any outgoing or other expense to the extent that the Landlord is entitled to an Input Tax Credit for the outgoing or expense.

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Lease: Office, Part Ground Floor and Mezzanine Floor, 246B Churchill Avenue, Subiaco

Default GST

5.7	Where an amount required to be paid by the Tenant under this clause 5 is not so paid when due, the Tenant must also pay to the Landlord:

5.7.1	any Default GST payable by the Landlord in relation to the particular Taxable Supply for which the amount was required to be paid; and

5.7.2	interest at the rate specified in Item 11 of the Reference Schedule on the amount unpaid from the due date for payment until payment.

5.8	For the purposes of clause 5, it shall not be a defence to a claim against the Tenant for payment to the Landlord of Default GST that the Landlord has failed to mitigate the Landlord’s damages by paying an amount of GST when it fell due under the GST Act.

6	Premises

The Tenant’s right to have access to Premises

6.1	The Tenant may have access to the Premises at any time. However, the Tenant must comply with the Landlord’s security arrangements and the terms of any easements burdening the Land.

6.2	If the Tenant requires access after the normal business hours of the Building, the Tenant must reimburse the Landlord for any additional costs the Landlord reasonably incurs in relation to providing that access.

6.3	If it is necessary to prevent a right of way being created by law, the Landlord may close access to the Premises for a period of 24 hours once a year. However, the Landlord must use its best endeavours to exercise that right in a way which the Landlord believes will cause the Tenant as little inconvenience as possible.

The Tenant’s right to use Common Areas

6.4	The Tenant may use the Common Areas in the Building for the purpose for which they were designed provided that the Tenant:

6.4.1	ensures that any use of those areas by the Tenant, the Tenant’s employees, agents, contractors or customers is lawful; and

6.4.2	complies, and uses its best endeavours to make sure that its employees, agents, contractors and customers comply, with any rules the Landlord has made or makes in relation to the use of those areas.

The Tenant’s right to use Services

6.5	The Tenant is entitled to use the Services that are supplied to the Premises and the Common Areas.

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Lease: Office, Part Ground Floor and Mezzanine Floor, 246B Churchill Avenue, Subiaco

6.6	The Tenant must not interfere with the Services, except where it is necessary to effect routine maintenance to the Services pursuant to a maintenance contract that has received the prior written approval of the Landlord.

6.7	Except to the extent directly attributable to the Landlord, the Landlord is not responsible in any way if a Service fails (wholly or partially).

Adequacy of Services

6.8	The Tenant acknowledges that the Services are adequate for its use of the Premises under this Lease.

6.9	The Landlord is not responsible in any way if a Service is inadequate for the Tenant’s use of the Premises under this Lease.

After hours air-conditioning

6.10	If the Tenant wants the Landlord to provide air-conditioning outside the hours stated in Item 7 of the Reference Schedule, the Tenant must ask the Landlord. The Tenant must pay separately for it. The Landlord will tell the Tenant the cost when the Tenant asks the Landlord to supply it. If the Landlord gives the Tenant a blanket consent, the Landlord can change the cost, but only after telling the Tenant.

Purpose of use of Premises

6.11	The Tenant must use the Premises only for the purpose stated in Item 8 of the Reference Schedule.

6.12	The Landlord makes no promise or representation that the Premises are fit for that purpose.

6.13	The Tenant must do everything necessary for the Tenant to use the Premises lawfully.

Conduct of the business

6.14	The Tenant must conduct the Tenant’s business on the Premises in accordance with best practice for that type of business.

6.15	The Tenant must not do anything to or on the Premises, or allow anything to be done to or on the Premises which, in the Landlord’s reasonable opinion:

6.15.1	detracts from their appearance or value;

6.15.2	might detract from the value of the Building or the income derived from it;

6.15.3	is dangerous to people or property;

6.15.4	overloads any part of the Premises or any of the Services;

6.15.5	interferes with anyone’s use or enjoyment of the Building or any other property; or

6.15.6	is unlawful.

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Lease: Office, Part Ground Floor and Mezzanine Floor, 246B Churchill Avenue, Subiaco

Storage of chemical and hazardous things

6.16	The Tenant must not store any chemical or hazardous thing on the Premises except to the extent that it is necessary for the conduct of the type of business stated in Item 8 of the Reference Schedule.

The Tenant’s duty in relation to events and risk

6.17	The Tenant must immediately notify the Landlord in writing if:

6.17.1	any damage or injury is caused by the condition of the Premises; or

6.17.2	the Tenant becomes aware of anything that may be dangerous to people or property.

6.18	The Tenant must do everything reasonable to remove the danger.

The Tenant’s duties in relation to serious infectious disease

6.19	The Tenant must immediately tell the Landlord, and the relevant Authorities, in writing if the Tenant becomes aware that a serious infectious disease is or has been on the Premises.

6.20	If the disease results from anything the Tenant has done or not done, the Tenant must do everything necessary to remove the cause, to the satisfaction of:

6.20.1	the Landlord (acting reasonably); and

6.20.2	all relevant Authorities.

6.21	if the Landlord has to do anything to remove the cause from the rest of the Building, the Tenant must reimburse the Landlord for the cost of doing so.

The Tenant’s duty to maintain Premises

6.22	The Tenant must keep the Premises and the Landlord’s property in the Premises in good and tenantable repair and in good working order and condition to the Landlord’s reasonable satisfaction.

6.23	The obligation in clause 6.22 does not apply to:

6.23.1	fair wear and tear;

6.23.2	structural damage not caused by the Tenant or anyone the Tenant is responsible for; or

6.23.3	damage that is not caused by the Tenant or anyone the Tenant is responsible for, and against which the Landlord is required to insure under this Lease.

6.24	Despite the previous clause, the Tenant must replace light bulbs, tubes, starters and power points within the Premises that wear out.

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Lease: Office, Part Ground Floor and Mezzanine Floor, 246B Churchill Avenue, Subiaco

The Tenant’s duty in relation to the Tenant’s Property

6.25	The Tenant is responsible for the repair or replacement of any part of the Tenant’s Property which wears out or becomes dilapidated.

6.26	If the Tenant replaces anything under clause 6.25, it must be with something of equivalent quality to the original.

The Tenant’s duty to clean

6.27	The Tenant must keep the Premises clean and free of vermin and insects.

6.28	If the Landlord engages cleaning contractors for the whole Building, the Tenant must allow them to clean the Premises.

6.29	The Tenant must also remove rubbish from the Premises regularly and make sure that none of the Tenant’s rubbish is left anywhere in the Building except at collection points the Landlord provides.

The Tenant’s duty to redecorate Premises

6.30	The Landlord is entitled to require the Tenant, at any time after the date stated in Item 9 of the Reference Schedule (in a proper manner, using suitable, good quality materials of a colour and quantity first approved by the Landlord) do each of the following:

6.30.1	paint with at least 2 coats those parts of the Premises usually painted;

6.30.2	paper all parts of the Premises usually papered; and

6.30.3	redecorate in any other fashion all parts of the Premises usually decorated.

The Tenant’s duty to get consent for work

6.31	The Tenant must get the Landlord’s written consent before any of the following occurs:

6.31.1	work is done to the Premises;

6.31.2	an application is made to an Authority for approval for work to the Premises; or

6.31.3	a contractor is engaged to do work to the Premises.

6.32	If the Tenant’s proposed work affects the structure of the Building or the Services to it, the Landlord may withhold consent at its absolute discretion. In other cases, the Landlord must not withhold consent unreasonably.

6.33	The Landlord will require each contractor engaged to carry out any of the work to the Premises to have insurance to cover all risks associated with that work.

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Lease: Office, Part Ground Floor and Mezzanine Floor, 246B Churchill Avenue, Subiaco

Standard of work

6.34	Any work the Tenant does to the Premises at any time must be done to the Landlord’s reasonable satisfaction by the contractors the Landlord has approved (acting reasonably).

The Tenant must give the Landlord evidence of completion

6.35	When the work is complete, the Tenant must give the Landlord, at the Tenant’s expense:

6.35.1	each certificate of compliance or statement of satisfactory completion that is required by each relevant Authority; and

6.35.2	a certificate issued by each consultant approved by the Landlord that the work has been carried out satisfactorily.

The Tenant must pay the Landlord’s costs in relation to work

6.36	Notwithstanding clause 6.34, the Tenant must pay for any costs the Landlord reasonably incurs because:

6.36.1	the Tenant asks for the Landlord’s permission to do work;

6.36.2	work by the Tenant is not done properly; or

6.36.3	the Landlord does work (to the Premises, the Building, any equipment in it, or any of its Services) because of work the Tenant has done or proposes to do.

Signs

6.37	The Tenant cannot do, or allow to be done, any of the following without the Landlord’s prior written consent:

6.37.1	erect any signs, notices or advertisements on the external walls or in any of the windows of the Premises;

6.37.2	erect any signs, notices or advertisements within the Premises which are visible from outside the Premises; or

6.37.3	install either temporarily or permanently any flashing or moving lights or signs on the external walls or in any of the windows of the Premises.

6.38	The Tenant must ensure that any sign, notice or advertisement complies with the requirements of any relevant Authority.

The Tenant must comply with Laws

6.39	The Tenant must (at its cost) comply with any Law that:

6.39.1	affects this Lease; or

6.39.2	relates to the Tenant’s occupation or use of the Premises.

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Lease: Office, Part Ground Floor and Mezzanine Floor, 246B Churchill Avenue, Subiaco

6.40	The Tenant must tell the Landlord immediately when the Tenant becomes aware of any such Law.

6.41	Nothing in clause 6.39 requires the Tenant to perform any structural work or to install additional Services, unless such work or additional Services are required because of the Tenant’s particular use of the Premises.

Occupational Safety and Health

6.42	The Tenant agrees that:

6.42.1	for the purposes of the Occupational Safety and Health Act 1984 (WA), it has control of the Premises; and

6.42.2	it will comply with the provisions of that Act which must be complied with by a person having control of the Premises.

Tenant must comply with rules relating to the Building

6.43	The Tenant must comply with any rules the Landlord makes in relation to access and use of the Premises. The Tenant must also comply with any rules the Landlord has made or makes in relation to access to and use of the Building. The rules must not unreasonably affect the Tenant’s rights.

The Tenant’s duty in relation to a subdivision

6.44	The Tenant must consent to a subdivision of the Building if the Landlord asks the Tenant to. If the Landlord subdivides the Building and creates a strata company within the meaning of the Strata Titles Act 1985 (WA), the Tenant must comply with any Law or requirement that becomes applicable.

The Landlord’s right to inspect Premises

6.45	The Landlord:

6.45.1	may inspect the Premises at any reasonable time; and

6.45.2	must give the Tenant reasonable notice prior to making that inspection, except in an emergency (when no notice is required).

Inspection by prospective tenants or purchasers

6.46	The Landlord may, after giving reasonable notice to the Tenant, do each of the following:

6.46.1	enter the Premises to allow prospective tenants or purchasers to inspect them;

6.46.2	in order to relet the Premises, within three months before the expiration of the Term, put signs outside the Premises with information indicating the availability of the Premises for lease; or

6.46.3	at any time, put a sign outside the Premises with information indicating that the Premises are for sale.

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Lease: Office, Part Ground Floor and Mezzanine Floor, 246B Churchill Avenue, Subiaco

7	Liability, insurance and indemnity

Exclusion of liability

7.1	The Landlord is not liable for any damage or loss to any property, or injury to any person, no matter how it happens, except to the extent that the Landlord (or someone the Landlord is responsible for) causes that damage, loss or injury.

The Tenant’s duty to arrange insurance

7.2	The Tenant must arrange and maintain insurance on usual terms with an insurer authorised under the insurance Act 1973 (Cth) against each of the following:

7.2.1	public liability in respect of the Premises;

7.2.2	damage to, and loss of, internal and external glass (including plate glass), doors, display cases, fittings, chattels, the Landlord’s Fixtures and the Tenant’s Property, that are on or in the Premises; and

7.2.3	employer’s liability in respect of the Tenant’s employees (including workers’ compensation insurance).

7.3	The Tenant must:

7.3.1	arrange for the insurance to commence from the beginning of the Lease;

7.3.2	maintain that insurance for the Term and any additional period during which the Tenant uses the Premises; and

7.3.3	on or before the earlier to occur of the:

(a)	Commencement Date; or

(b)	the date the Tenant is given access to or possession of the Premises,

give to the Landlord a copy of the insurance policy, certificate of currency or receipt in respect of that insurance without delay when requested by the Landlord.

Details of insurance cover

7.4	The following applies to the insurance the Tenant must arrange and maintain:

7.4.1	the public liability insurance must be for at least $20 million or a higher amount the Landlord reasonably requires from time to time;

7.4.2	the insurance against damage or loss must:

(a)	be for at least the full replacement cost of the relevant property;

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Lease: Office, Part Ground Floor and Mezzanine Floor, 246B Churchill Avenue, Subiaco

(b)	include cover against malicious acts by third parties; and

(c)	contain such other terms as are acceptable to the Landlord (acting reasonably).

7.5	The public liability insurance policy and the policy of insurance against damage to or loss of the property must be endorsed to note the interest of the Landlord in the Premises.

The Landlord’s duty to insure

7.6	The Landlord must make sure that the Building is kept insured on usual terms with an insurer authorised under the Insurance Act 1973 (Cth). The Landlord must also insure against public liability in relation to the Building and the Common Areas.

The Tenant’s other obligations in relation to insurance

7.7	The Tenant must not do, fail to do, or allow anything to be done or not done that might:

7.7.1	increase the cost of any insurance the Tenant or the Landlord arranges; or

7.7.2	adversely affect the Tenant’s or the Landlord’s rights under any insurance the Tenant or the Landlord arranges.

7.8	The Tenant must pay the Landlord for any increase in the cost of any insurance the Landlord arranges which results from anything the Tenant does, fails to do, or allows to be done or not done.

Indemnity

7.9	The Tenant is responsible for, and must indemnify the Landlord against, any liability, loss, claim, damage, cost or expense arising out of its use or occupation of the Premises.

7.10	This does not apply to the extent caused or contributed to by the Landlord or anyone for whom the Landlord is responsible.

8	Damage and repairs

The Tenant’s responsibilities

8.1	The Tenant is responsible for all damage to the Premises, except to the extent that it is caused by the Landlord or anyone the Landlord is responsible for.

8.2	The Tenant is responsible for any damage to which the Tenant or anyone the Tenant is responsible for causes to the Building.

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Lease: Office, Part Ground Floor and Mezzanine Floor, 246B Churchill Avenue, Subiaco

The Landlord’s responsibilities

8.3	The Landlord is responsible for each of the following:

8.3.1	structural damage, except damage the Tenant is responsible for under the previous clause;

8.3.2	items of a capital nature; and

8.3.3	damage caused by the Landlord or by the Landlord’s employees, agents or contractors.

The Landlord’s duty to fix damage

8.4	The Landlord must repair damage that the Landlord is responsible for under the previous clause unless the Landlord reasonably believes it is impracticable or undesirable to do so.

Effect of major damage on Lease

8.5	If the Premises or the Building are damaged to such an extent that the Tenant is completely unable to use the Premises or to get access to them, the Landlord must notify the Tenant in writing within a reasonable time of what the Landlord intends to do.

8.6	If the Landlord is responsible for the damage under clause 8.5, the following rules apply:

8.6.1	If the Landlord notifies the Tenant that the Landlord does not intend to repair the damage, the Lease ends on the day the Landlord states in the notice. It must be at least 30 days after the date the Landlord gives the Tenant the notice.

8.6.2	If:

(a)	the Landlord does not give the Tenant the notice within a reasonable time; or

(b)	the Landlord notifies the Tenant that the Landlord intends to repair the damage but fails to do so within a reasonable time,

the Tenant may end the Lease by giving the Landlord at least 30 days written notice.

8.7	If:

8.7.1	the Landlord is not responsible for the damage under clause 8.5; and

8.7.2	it is apparent that the Tenant will be completely unable to use the Premises for at least 6 months,

either the Landlord or the Tenant may end this Lease by giving the other 30 days written notice.

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Lease: Office, Part Ground Floor and Mezzanine Floor, 246B Churchill Avenue, Subiaco

8.8	Notwithstanding any other provision of this Lease, the Tenant is not entitled to end this Lease if the Landlord is unable to recover from its insurer because of something the Tenant, or someone the Tenant is responsible for, did or failed to do.

Effect of major damage on Rent

8.9	If the Premises or the Building are damaged in such a way that the Tenant is completely unable to use the Premises or to get access to them, the Tenant does not have to pay Rent until the Tenant is able to use the Premises again.

8.10	Clause 8.9 does not apply if:

8.10.1	the Tenant is responsible for the damage under clause 8.9; or

8.10.2	the Landlord loses the benefit of the Landlord’s insurance because of something the Tenant or someone the Tenant is responsible for did or failed to do.

8.11	The Tenant will have to pay a proportion of the Rent if, despite damage to the Building or the Premises, the Tenant is able to use the Premises to some extent.

8.12	The Landlord will set the proportion according to the effect the damage has on the Tenant’s ability to use the Premises.

Dispute about application of clauses 8.11 and 8.12

8.13	If a dispute arises in relation to the application of clauses 8.11 and 8.12, a member of the Australian Property Institute (or a successor), chosen by the President of the State or Territory Division, will decide it.

8.14	He or she will do so as an expert, not as an arbitrator.

8.15	Either the Landlord or the Tenant may ask the President to choose a member.

8.16	The Tenant and the Landlord must pay their own costs, and pay half each of the cost of the member.

8.17	Until the dispute is resolved, the Tenant must continue to pay the proportion of rent the Landlord has set.

9	Environmental matters

Environmental Rating

9.1	The Tenant must do what is reasonably necessary or reasonably desirable, at the direction of the Landlord, to assist the Landlord to:

9.1.1	maintain any Environmental Rating that applies to the Building; or

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Lease: Office, Part Ground Floor and Mezzanine Floor, 246B Churchill Avenue, Subiaco

9.1.2	if requested by the Landlord, obtain an Environmental Rating in respect of the Building.

9.2	The Tenant’s obligations under clause 9.1 include complying with any reasonable directions of the Landlord relating to:

9.2.1	waste and recycling management;

9.2.2	indoor air quality guidelines;

9.2.3	energy use guidelines;

9.2.4	water use guidelines; and

9.2.5	emission guidelines.

9.3	The Tenant must not do anything which may:

9.3.1	have a negative impact on the Building’s Environmental Rating; or

9.3.2	prejudice the Landlord’s ability to obtain an Environmental Rating for the Building.

9.4	The Tenant will cooperate with the Landlord to enable the Landlord to maintain and improve the environmental performance of the Building.

Greenhouse gas emissions and energy reporting

9.5	Despite any other provision of this Lease, the Tenant must introduce and implement all:

9.5.1	operating policies;

9.5.2	health and safety policies; and

9.5.3	environmental policies,

relating to the Premises.

9.6	The Tenant must comply with all reporting obligations imposed on the Tenant by the Sustainability Legislation relating to the Premises.

9.7	The Tenant must cooperate with the Landlord to enable the Landlord to comply with the Lessor’s obligations under the Sustainability Legislation including:

9.7.1	keeping accurate records and making available to the Landlord all Energy Information and operating, health, safety and environmental policies relating to the Tenant’s use and occupation of the Premises;

9.7.2	providing all information, Energy Information and records that the Landlord reasonably requires the Tenant to provide to assist the Landlord to comply with its obligations under the Sustainability Legislation; and

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Lease: Office, Part Ground Floor and Mezzanine Floor, 246B Churchill Avenue, Subiaco

9.7.3	providing the Landlord with access to the Premises for the purpose of collecting the Energy Information or otherwise in connection with the Landlord’s obligations under the Sustainability Legislation.

9.8	The Landlord has the right to use the Tenant’s Energy Information, records and information obtained under this clause 9:

9.8.1	as required by Law; and

9.8.2	in any way the Landlord chooses provided the identity of the Tenant is not disclosed if the Tenant requests the Landlord to keep the Tenant’s identity confidential.

10	Extension of this Lease

The Tenant’s right to an extension

10.1	Subject to clause 10.2, the Tenant only has the right to extend this Lease if an extension period is stated in Item 10 of the Reference Schedule.

10.2	The Tenant does not have the right to extend this Lease if any of the following applies:

10.2.1	the Landlord has given the Tenant notice of a breach and the Tenant is still in breach when the Tenant gives the Landlord the extension notice or when this Lease ends;

10.2.2	the Tenant has been frequently in breach during the period of this Lease and the Landlord has given the Tenant notice of those breaches; or

10.2.3	this Lease has ended.

How the Tenant may exercise its option to extend

10.3	To exercise the right of extension, the Tenant must give the Landlord notice in writing between 6 and 3 months before this Lease is due to end that it wishes to extend this Lease.

Loss of right to extend

10.4	If:

10.4.1	the Tenant gives the notice referred to in clause 10.3 but between the date of the notice and the last day of the Term:

(a)	the Tenant breaches another obligation and it is not remedied or waived; or

(b)	any of the events in clause 15.8 occurs,

the Tenant will lose its right to extend this Lease.

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Lease: Office, Part Ground Floor and Mezzanine Floor, 246B Churchill Avenue, Subiaco

Terms applicable to extension

10.5	The extension of lease will be:

10.5.1	for the period stated in Item 10 of the Reference Schedule; and

10.5.2	on the same conditions as this Lease except that:

(a)	the extension will commence on the day after this Lease ends;

(b)	the Rent for the extension will be calculated in the way set out in Item 10 of the Reference Schedule;

(c)	the extension will not include any further right of extension (except any right stated in Item 10 of the Reference Schedule); and

(d)	if Item 10 of the Reference Schedule creates a right to more than one extension period, the extension will not include the earlier of those rights.

Documentation

10.6	The Tenant and Guarantor must (at the Tenant’s cost) promptly sign a deed of extension, to be prepared by the Landlord’s solicitors, when requested to do so by the Landlord.

11	Holding Over

11.1	If the Tenant, with the Landlord’s consent, continues to occupy the Premises after the expiration of the Term, the Tenant is a monthly tenant of the Premises and:

11.1.1	the monthly tenancy may be terminated by the Tenant or the Landlord giving to the other at least one month’s written notice which may expire on any day;

11.1.2	the monthly Rent is the same as the Rent payable immediately before the end of the Term; and

11.1.3	all the other provisions of this Lease apply to the monthly tenancy, except any right to extend this Lease, insofar as they are consistent with a monthly tenancy.

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Lease: Office, Part Ground Floor and Mezzanine Floor, 246B Churchill Avenue, Subiaco

12	Assignment and subletting

No interest to be created without consent

12.1	Subject to clause 12.2, the Tenant must not:

12.1.1	assign this Lease;

12.1.2	create in favour of any person an interest in this Lease or the Premises; or

12.1.3	allow any person to use or occupy the Premises,

without the Landlord’s consent.

Requirements for assignment and subletting

12.2	The Tenant may assign the Lease or sublet the Premises if each of the following is done:

12.2.1	at least 21 days before the date of the proposed change in the occupation of the Premises, the Tenant:

(a)	applies for the Landlord’s consent;

(b)	supplies to the Landlord evidence reasonably acceptable to the Landlord that the proposed assignee or sub-tenant is:

(i)	experienced in and of good reputation in relation to conducting a business permitted by this Lease; and

(ii)	financially able to conduct that business; and

(c)	the Landlord consents to the assignment or sub-lease;

12.2.2	the Tenant delivers to the Landlord, before the date of the proposed change in possession, a completed agreement (or deed), in a form prepared, or approved, by the Landlord’s solicitors, by which:

(a)	the proposed assignee or sub-tenant agrees with the Landlord to be bound by this Lease as and from the date that the assignment or sub-lease takes effect; and

(b)	any guarantor required under clause 12.2.5 gives to the Landlord a guarantee and indemnity in the terms of that clause in respect of the liability of the assignee or sub-tenant;

12.2.3	the Tenant is either not in breach of this Lease, has remedied any outstanding breach, or the Landlord has waived any such breach;

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Lease: Office, Part Ground Floor and Mezzanine Floor, 246B Churchill Avenue, Subiaco

12.2.4	the Tenant pays to the Landlord on demand the Landlord’s costs and expenses (including legal costs on a full indemnity basis):

(a) incurred in making enquiries to satisfy itself concerning the matters specified in clause 12.2.1(b); and

(b) in connection with the preparation and completion of the assignment or sub-lease and any other documents;

12.2.5	if requested by the Landlord, the Tenant arranges for the proposed assignee or sub-tenant to obtain from a bank or other person acceptable to the Landlord a guarantee of the obligations under this Lease to be assumed by the proposed assignee or sub-tenant; and

12.2.6	in the case of an assignment, the Tenant has withdrawn any caveat lodged by it in respect of its interest in the Premises.

Tenant remains liable

12.3	The Tenant remains liable under this Lease if:

	12.3.1	the Tenant assigns this Lease; or

	12.3.2	creates an interest in this Lease or the Premises in favour of any person,

whether or not the Tenant has complied with the requirements set out in clause 12.2.

13	Change in the Tenant’s ownership or control

13.1	If the Tenant is a company, the Tenant must get the Landlord’s written consent to anything which changes, or which the Landlord reasonably believes changes:

	13.1.1	the beneficial ownership of at least 50% of the Tenant’s shares or, if the Tenant is trustee for a trust, 50% of the units in the trust; or

	13.1.2	the effective control of the company or the trust,

from that as at the date of execution of this Lease.

13.2	This does not apply in relation to the sale of shares (in the Tenant or in the Tenant’s holding company) that are listed on a recognised stock exchange.

13.3	The Landlord will give consent if each of the following conditions is met:

	13.3.1	the Tenant is not in breach of this Lease;

	13.3.2	the change does not affect the Tenant’s financial security or the Tenant’s ability to run the business properly;

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Lease: Office, Part Ground Floor and Mezzanine Floor, 246B Churchill Avenue, Subiaco

13.3.3	the Tenant gives the Landlord any information the Landlord reasonably requires about the change in interest or control;

13.3.4	any guarantee or other security the Landlord reasonably requires is provided; and

13.3.5	the Tenant pays the Landlord any costs the Landlord reasonably incurs In relation to the change.

14	Trustee provisions

14.1	If the Tenant is a trustee, it represents and warrants in favour of the Landlord that:

	14.1.1	it has power under the relevant trust deed to enter into and perform its obligations under this Lease;

	14.1.2	the trust was validly created and is in existence and it was validly appointed as and is the sole trustee of the trust;

	14.1.3	it has unrestricted right of indemnity out of the trust’s assets;

	14.1.4	no part of the trust’s assets have been re-settled or set aside;

	14.1.5	there has been no capital distribution from, and no beneficiary has been allowed to use or occupy, the trust’s assets;

	14.1.6	it has not blended or mixed the trust’s assets; and

	14.1.7	it is not in default of any provision of the relevant trust deed.

14.2	The Tenant must not do any of the following:

	14.2.1	default under the relevant trust deed;

	14.2.2	allow its right of indemnity or subrogation to be restricted and must on demand from the Landlord exercise its rights of indemnity and subrogation against the trust’s assets;

	14.2.3	otherwise than in the ordinary course of business:

(a) allow the compromise of any claim relating to the trust’s assets; or

(b) part with possession of any of the trust’s assets;

	14.2.4	allow any capital distribution under the trust, exercise any power of determination, revocation, appropriation or advancement, or permit any settlement, setting aside, abandonment or transfer to other trusts of funds of the trust except the distribution of trust income in terms of the relevant trust deed or so as not to infringe the Law against perpetuities or relating to accumulation;

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Lease: Office, Part Ground Floor and Mezzanine Floor, 246B Churchill Avenue, Subiaco

	14.2.5	retire as trustee of the trust, permit the appointment of another trustee or allow the trust deed to be varied; or

	14.2.6	blend or mix the trust’s assets.

14.3	The Tenant acknowledges and agrees that this Lease will bind it both personally and in its capacity as trustee.

15	Breach of this Lease

The Landlord’s right to require the Tenant to correct breach

15.1	If the Tenant breaches an obligation under this Lease, the Landlord may give the Tenant a notice that the Tenant is in breach, and require the Tenant to correct it within a time specified in the notice.

15.2	If the Tenant fails to remedy the breach, the Landlord may do anything that the Landlord reasonably believes is necessary or desirable to correct it.

15.3	The Tenant must reimburse the Landlord for any costs the Landlord incurs in correcting the breach.

15.4	Nothing in clauses 15.1-15.3 affects any other right of the Landlord in respect of that breach.

Damages in case of breach

15.5	The Tenant must:

	15.5.1	reimburse the Landlord for any costs the Landlord incurs as a result of any breach of this Lease by the Tenant; and

	15.5.2	pay damages to the Landlord for any loss the Landlord suffers as a result of a breach of this Lease by the Tenant.

Landlord’s right to terminate

15.6	Subject to clause 15.7, if the Tenant breaches an obligation under this Lease, the Landlord may terminate this Lease by:

	15.6.1	re-entering the Premises without notice; or

	15.6.2	written notice to the Tenant.

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Lease: Office, Part Ground Floor and Mezzanine Floor, 246B Churchill Avenue, Subiaco

15.7	When section 81 of the Property Law Act 1969 (WA) applies, the Landlord may only terminate this Lease if:

	15.7.1	the Landlord has first given to the Tenant a notice which complies with that section; and

	15.7.2	the Tenant has failed to comply with that notice.

The Landlord’s entitlement to end this Lease if this Tenant is insolvent

15.8	The Landlord may end this Lease if any of the following occurs:

	15.8.1	the Tenant or a Guarantor are (or state that they are) bankrupt (as defined by the Bankruptcy Act 1966 (Cth));

	15.8.2	the Tenant or a Guarantor are (or state that they are) an insolvent under administration or insolvent (each as defined by the Corporations Act 2001 (Cth));

	15.8.3	the Tenant or a Guarantor are taken (under section 459F of the Corporations Act 2001 (Cth)) to have failed to comply with a statutory demand;

	15.8.4	the Tenant or a Guarantor has a receiver, manager, receiver and manager or a controller (each as defined in the Corporations Act 2001 (Cth)) appointed in respect of its business or any of its assets;

	15.8.5	the Tenant or a Guarantor are taken to be in winding up (pursuant to section 513A or 513B of the Corporations Act 2001 (Cth));

	15.8.6	the Tenant or a Guarantor enters into (under section 435C(1) of the Corporations Act 2001 (Cth)) any form of administration;

	15.8.7	the Tenant or a Guarantor are subject to any arrangement, moratorium, protected from creditors under any statute, or in any other arrangement for the benefit of the creditors;

	15.8.8	an application or order has been made, resolution passed, proposal put forward, or any other action taken which is preparatory to or could result in any of the things referred to above. This does not apply if the purpose of the order or resolution is for reconstruction or amalgamation and the Tenant or the Guarantor (as the case may be) has the Landlord’s consent; or

	15.8.9	something having a substantially similar effect to any of these things happens in connection with the Tenant or a Guarantor under the law of any jurisdiction.

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Lease: Office, Part Ground Floor and Mezzanine Floor, 246B Churchill Avenue, Subiaco

Damages for breach of Essential Terms

15.9	In addition to any other remedy or entitlement of the Landlord, including the right to end this Lease, each of the following applies:

	15.9.1	the Tenant must compensate the Landlord in respect of any breach of an Essential Term;

	15.9.2	the Landlord is entitled to recover damages from the Tenant in respect of each breach;

	15.9.3	the Tenant agrees with the Landlord (which agreement will survive this Lease being ended) that if this Lease is ended for:

		(a)	breach of an Essential Term by the acceptance by the Landlord of a repudiation of this Lease by the Tenant; or

		(b)	following the failure by the Tenant to comply with a notice given to the Tenant to remedy any default;

the Tenant must pay to the Landlord the total of:

		(c)	the Rent then payable under this Lease for the unexpired balance of the Term;

		(d)	the Operating Costs then payable under this Lease for the unexpired balance of the Term; and

		(e)	any loss, damage and expense incurred, or reasonably expected to be incurred, by the Landlord as a result of the ending of this Lease including all costs of reletting or attempting to relet the Premises,

LESS:

		(f)	the Rent and other money which the Landlord reasonably expects to obtain by reletting the Premises between the date the Lease is ended and the date on which this Lease would have ended if it had not been terminated by the Landlord;

	15.9.4	the Landlord must take reasonable steps to mitigate its damages; and

	15.9.5	the Landlord is not required to offer or accept Rent or terms which are the same or similar to the Rent or terms contained or implied in this Lease.

15.10	A certificate given to the Tenant by the Landlord of the amount of the Rent and Operating Costs under clause 15.9 will be conclusive as between the parties except in the case of manifest error.

The Landlord’s duty to try to relet

15.11	If the Landlord ends this Lease in accordance with this clause 15, the Landlord must use its best endeavours to re-let the Premises.

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Lease: Office, Part Ground Floor and Mezzanine Floor, 246B Churchill Avenue, Subiaco

Tender of money after the Landlord ends this Lease

15.12	If the Landlord accepts money from the Tenant after the Landlord ends this Lease, the Landlord will apply it:

	15.12.1	first, on account of Rent and other money the Tenant owed the Landlord immediately after the Landlord ended this Lease; and

	15.12.2	secondly (and only then) on account of the Landlord’s costs of re-entry.

No loss of rights

15.13	If the Landlord brings action against the Tenant for damages, that does not affect any other right of the Landlord, including the Landlord’s right to end the Lease. The Landlord’s right to damages is not affected by any of the following:

	15.13.1	the Tenant abandoning the Premises;

	15.13.2	the Landlord re-entering the Premises or ending this Lease;

	15.13.3	the Landlord accepting the Tenant’s repudiation of this Lease; or

	15.13.4	anything that amounts to a surrender of this Lease.

16	Tenant’s obligations at the end of this Lease

16.1	In this clause 16, Make Good includes, but is not limited to, the following:

	16.1.1	removal from the Premises of all fixtures, fittings, furnishings, cables, conduits and wires and Tenant’s Property required by the Landlord to be removed;

	16.1.2	proper repair of any damage arising from the Tenant’s compliance with clause 16.1.1 of this definition;

	16.1.3	reinstatement of the structure of any part of the Premises which has been penetrated or altered by or on behalf of the Tenant;

	16.1.4	thorough cleaning of the Premises and removal of all rubbish, waste and materials brought onto, or left in or about the Premises, by anyone other than the Landlord or someone the Landlord is responsible for;

	16.1.5	decontamination and remediation of any part of the:

(a) Premises;

(b) the Landlord’s Property; or

(c) any adjoining property,

which is or becomes contaminated or polluted as a result of the Tenant’s use or occupation of the Premises;

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Lease: Office, Part Ground Floor and Mezzanine Floor, 246B Churchill Avenue, Subiaco

16.1.6	if air-conditioning equipment in the Premises is the Landlord’s Property, the provision (at the Tenant’s cost) of an AC Report. The Tenant must comply with the Landlord’s reasonable directions in relation to any air-conditioning system at the Tenant’s cost. This includes, without limitation, carrying out any repairs and maintenance (including repairs and maintenance of a capital nature) recommended in the AC Report;

16.1.7	if the air-conditioning equipment is the Tenant’s Property, to remove the air-conditioning system and make good any damage caused by such removal. However, if the Tenant requests that the air-conditioning system is to remain on the Premises at the expiry or sooner determination of that term:

(a) the Tenant must obtain an AC Report as contemplated under clause 16.1.6; and

(b) if the AC Report concludes that the air-conditioning equipment is not in good working order and condition, the Landlord may require the air-conditioning system to be removed. In that case, the Tenant must remove the air-conditioning system and make good any damage caused by its removal;

16.1.8	to properly repair any damage to the roller doors forming part of the Premises; and

16.1.9	to replace any light globes, tubes or lamps that are not working,

and, subject to fair wear and tear:

16.1.10	to reinstate the Premises and the Services to their condition as at the Commencement Date and leave them in good repair and condition, having regard to the Tenant’s obligations under this Lease, clean and free from rubbish and in a safe condition;

16.1.11	if the Landlord does not require it to be removed, to put the carpet or other floor covering in good repair, and condition, including by replacing any cut out areas with new carpet or other floor covering approved by the Landlord; and

16.1.12	to put the ceiling support grid, light fittings and ceiling tiles into good repair and condition.

The Tenant’s duties when this Lease ends or is ended

16.2	When this Lease ends or is ended, and the Tenant has not obtained the Landlord’s written permission to continue to occupy and use the Premises, the Tenant must:

	16.2.1	leave the Premises;

	16.2.2	hand over any keys and other security devices; and

	16.2.3	allow the Landlord to take over the Premises and the Landlord’s property in the Premises.

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Lease: Office, Part Ground Floor and Mezzanine Floor, 246B Churchill Avenue, Subiaco

16.3	The Tenant must also do each of the following:

	16.3.1	remove the Tenant’s Property from the Premises;

	16.3.2	hand over any keys and other security devices in respect of the Premises;

	16.3.3	Make Good the Premises and the Services; and

	16.3.4	repair any damage to the Premises caused:

(a) by the removal of the Tenant’s Property; or

(b) in Making Good the Premises and the Services.

16.4	The Tenant must reimburse the Landlord for any cost the Landlord incurs because the Tenant fails to do something the Tenant is required to do under clauses 16.2 or 16.3.

16.5	The Landlord may treat as the Landlord’s own any property the Tenant leaves behind at the Premises when this Lease ends or is ended.

17	Notices

Form and delivery

17.1	A notice, consent, information or request that must or may be given or made to a party under this Lease is only given or made if it is:

17.1.1	delivered or posted to that party at the address stated in Item 1 of the Reference Schedule;

17.1.2	faxed to that party at the fax number stated in Item 1 of the Reference Schedule; or

17.1.3	emailed to that person at the email address stated in Item 1 of the Reference Schedule,

or to such other address, fax number or email (as the case may be) that has been notified by that party to the other parties in writing, from time to time.

Execution of emails

17.2	If notice is given by email, the sending party must ensure that it is either signed by means of an electronically produced signature of a person authorised by that party to send the email or states that it is being sent by a person authorised to send the email on behalf of that person.

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Lease: Office, Part Ground Floor and Mezzanine Floor, 246B Churchill Avenue, Subiaco

Receipt and effect

17.3	A notice, consent, information or request is to be treated as given or made at the following time if it is:

17.3.1	delivered, when it is left at the relevant address;

17.3.2	sent by post, 3 Business Days after it is posted;

17.3.3	sent by fax, as soon as the sender receives from the sender’s fax machine a report of an error free transmission to the correct fax number; or

17.3.4	sent by email, as soon as it enters the recipient’s information system.

17.4	If:

17.4.1	a notice, consent, information or request is delivered;

17.4.2	an error free transmission report in relation to a fax of a notice, consent, information or request is received; or

17.4.3	the email enters the recipient’s information system,

after the normal business hours of the party to whom it is delivered or sent, it is to be treated as having been given or made at 9.00 am the next Business Day.

18	Caveat

18.1	The Tenant must not lodge an absolute caveat over the title of the Land to protect its interest under this Lease.

18.2	The Tenant must immediately withdraw any caveat lodged by it, or on its behalf, over the title of the Land under this Lease when this Lease ends or is ended.

19	Power of attorney

19.1	The Tenant, for valuable consideration, irrevocably appoints the Landlord and every manager, director and secretary of the Landlord (all jointly and severally) the Tenant’s attorney for the purpose of:

19.1.1	withdrawing any caveat which the Tenant is required to withdraw or which it lodges in breach of the preceding clause;

19.1.2	if this Lease is registered, surrendering this Lease after the termination of this Lease; and

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Lease: Office, Part Ground Floor and Mezzanine Floor, 246B Churchill Avenue, Subiaco

19.1.3	signing any necessary withdrawal of caveat or surrender of lease.

19.2	The Landlord may register this deed as a power of attorney at any time even after the termination of this deed, if that is required for the exercise of any power.

19.3	The Tenant ratifies and confirms any power when exercised by the Landlord under this clause, as attorney and agent for the Tenant.

19.4	A statutory declaration of an officer of the Landlord concerning the circumstances in which the Landlord exercised this power will be conclusive evidence for the purpose of registration of any document.

20	WAPC consent

20.1	If for any reason this Lease requires by law the consent of the Western Australian Planning Commission, this Lease is made expressly subject to, and conditional upon the granting of consent of the Western Australian Planning Commission.

21	Retail Shops Act

21.1	If:

21.1.1	at any time the Commercial Tenancy (Retail Shops) Agreements Act 1985 (WA) applies to this Lease; and

21.1.2	a provision of that Act conflicts with and prevails over a provision of this Lease,

each conflicting provision of this Lease is deemed to be amended to the extent necessary to comply with that Act.

22	Special conditions

22.1	The special conditions specified in Schedule 2 are incorporated into, and form part of, this Lease.

22.2	To the extent of an inconsistency between a special condition and another term of this Lease, the special condition will prevail.

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Lease: Office, Part Ground Floor and Mezzanine Floor, 246B Churchill Avenue, Subiaco

23	Guarantee and indemnity of the Tenant’s obligations under this Lease

Guarantor’s main obligations

23.1	The Guarantor:

23.1.1	guarantees that the Tenant will do everything that the Tenant is required to do under this Lease; and

23.1.2	will separately continually indemnify the Landlord against any loss that the Landlord suffers because the Tenant fails to comply with this Lease.

23.2	The Guarantor is liable under this guarantee and indemnity even if one or more of the following happens:

23.2.1	the Landlord does not enforce this Lease against the Tenant or the Landlord delays in enforcing it;

23.2.2	the Landlord does, or fails to do, something else which, under the law in relation to guarantees and indemnities, would have affected the Guarantor’s liability;

23.2.3	the Rent is changed in accordance with the provisions governing rent review;

23.2.4	this Lease is varied, extended or assigned without the consent of the Guarantor,

23.2.5	the Landlord does not obtain a guarantee, indemnity or security which it was agreed or contemplated the Landlord would obtain;

23.2.6	The Landlord fails to give a notice the Landlord is required to give the Tenant or the Guarantor;

23.2.7	the Landlord is unable to enforce this Lease against the Tenant;

23.2.8	anyone else, including another guarantor, does not sign this Lease or is released from it or from this guarantee; and

23.2.9	this Lease is not effective as a Lease or has ended.

23.3	If the Guarantor is more than one person:

23.3.1	each of them is liable individually under this guarantee and indemnity; and

23.3.2	each of them is also liable jointly with any one or more of the others.

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Lease: Office, Part Ground Floor and Mezzanine Floor, 246B Churchill Avenue, Subiaco

Guarantor’s other obligations

23.4	The Guarantor must not do any of the following without the Landlord’s consent:

23.4.1	raise a set-off or counterclaim available to it or the Tenant against the Landlord to reduce the Guarantor’s liability under this guarantee and indemnity;

23.4.2	take security from the Tenant for performance of the Tenant’s obligation to indemnify the guarantor against any liability the Guarantor incurs under this guarantee and indemnity;

23.4.3	claim to be entitled in any way (including by contribution, indemnity, subrogation and marshalling) to the benefit of a security or guarantee the Landlord holds in connection with this Lease;

23.4.4	make a claim or enforce a right against the Tenant or any property of the Tenant; or

23.4.5	prove in competition with the Landlord if a liquidator, provisional liquidator, receiver, administrator or trustee in bankruptcy is appointed in respect of the Tenant, or if the Tenant is unable to pay the Tenant’s debts as they fall due.

Time for payment

23.5	The Guarantor must pay any money the Landlord is entitled to under this guarantee and indemnity within 14 days after the Landlord makes a written demand.

23.6	The Guarantor must pay interest, calculated daily and compounded monthly, on any money that the Guarantor does not pay on lime.

23.7	The interest is payable on the amount outstanding from the day the money becomes due until it is paid.

23.8	The rate of interest is stated in Item 11 of the Reference Schedule.

23.9	If the Guarantor fails to comply with its obligations under any part of this clause 23, the Landlord may recover from the Guarantor any costs (including solicitor’s costs) it incurs by reason of the Guarantor’s breach.

Persons benefited by guarantee and indemnity

23.10	Each of the following persons are also entitled to the benefit of the Landlord’s rights under this guarantee and indemnity:

23.10.1	the owner at the relevant time of the Premises; and

23.10.2	a person entitled at the relevant time to Rent or other money payable by the Tenant under this Lease.

23.11	An assignment of the benefit of the Landlord’s rights under this guarantee and indemnity is not necessary.

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Lease: Office, Part Ground Floor and Mezzanine Floor, 246B Churchill Avenue, Subiaco

23.12	The Landlord does not have to give the Guarantor notice of any such assignment, unless that is required by Law.

Guarantee and indemnity basis of entry into Lease

23.13	The Landlord enters into this Lease on the basis of this guarantee and indemnity, and at the Guarantor’s request.

24	General

No right to set off by Tenant

24.1	The Tenant is not entitled to set off any amount the Landlord owes it (whether under this Lease or not) against any amount the Tenant owes the Landlord under this Lease.

Time for payment

24.2	Unless otherwise provided by this Lease, the Tenant and the Landlord must pay any amount due to the other within 14 days after being notified that the amount is due.

Interest on overdue amounts

24.3	The Tenant must pay interest, calculated daily and compounded monthly, on any money that the Tenant owes the Landlord but does not pay on time. The interest is payable on the amount outstanding from the day the money becomes due until it is paid. The rate of interest is stated in Item 11 of the Reference Schedule.

Obligation in relation to employees, agents, contractors and others

24.4	The Tenant must make sure that the Tenant’s employees, agents and contractors, and all other people on the Tenant’s Premises do not do or fail to do anything on the Premises which, if the Tenant did it or failed to do it, would be a breach of this Lease.

Variation

24.5	This Lease, including the schedules, can only be varied by the parties in writing, signed by all of the parties.

Waiver

24.6	The fact that a party fails to do, or delays in doing, something that party is entitled to do under this Lease does not amount to a waiver of that party’s right to do it.

24.7	A waiver by a party is only effective if it is in writing.

24.8	A written waiver by a party is:

24.8.1	only effective in relation to the particular obligation or breach in respect of which it is given; and

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Lease: Office, Part Ground Floor and Mezzanine Floor, 246B Churchill Avenue, Subiaco

24.8.2	is not to be taken as an implied waiver of:

(a)	any other obligation or breach; or

(b)	that obligation or breach in relation to any other occasion.

Entire agreement

24.9	This Lease contains everything that the parties have agreed on in relation to the matters it deals with. No party can rely on an earlier document or anything said or done by another party (or a director, officer, agent or employee of that party) before this Lease was executed.

Severability

24.10	If:

24.10.1	a clause or part of a clause can be read in a way that makes it illegal, unenforceable or invalid, but can also be read in a way that makes it legal, enforceable and valid, it must be read in the latter way;

24.10.2	any clause or part of a clause is illegal, unenforceable or invalid, that clause or part is to be treated as removed from this Lease, but the rest of this Lease is not affected; and

24.10.3	the removal of a clause or part of a clause under clause 24.10.2 materially alters the commercial allocation of benefit and risk (or management of risk) under this Lease, the parties agree to negotiate in good faith to amend or modify the terms of the Lease as may be necessary or desirable having regard to the original terms of the bargain and the prevailing circumstances.

Further co-operation

24.11	Each party must do anything (including executing a document) another party reasonably requires in writing to give full effect to this Lease.

Relationship of the parties

24.12	This Lease does not create a partnership, agency, fiduciary or any other relationship, except the relationship of contracting parties, between the parties.

24.13	No party is liable for an act or omission of another party, except to the extent set out in this Lease.

Governing law and jurisdiction

24.14	This Lease is governed by the Law of the State of Western Australia. The parties submit to the non-exclusive jurisdiction of its courts. The parties will not object to the exercise of the jurisdiction by those courts on any basis.

Execution of separate documents

24.15	This Lease is properly executed if each party executes this document or an identical document. In the former case, this Lease takes effect when the last party executes this document. In the latter case, this Lease takes effect when the last of the identical documents is executed.

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Lease: Office, Part Ground Floor and Mezzanine Floor, 246B Churchill Avenue, Subiaco

24.16	Evidence of execution of this Lease by a party may be shown by fax, email or a PDF copy of this document.

No merger

24.17	The provisions of this Lease do not merge with any action performed or document executed by any party for the performance of this Lease.

Third party rights

24.18	A person who is not a party to this Lease does not have any rights under or in connection with it.

Exclusion of contrary legislation

24.19	To the full extent permitted by Law, any legislation that adversely affects a right, remedy or obligation of a party, under or relating to this Lease is excluded.

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LAVAN

Execution

Executed as a deed

Acknowledgment and signing by Tenant

By executing this Lease, the Tenant:

1 acknowledges having read and understood this Lease prior to signing it; and

2 agrees to be bound by the terms of this Lease;

Executed by)
Locafy Limited)
ACN 136 737 767)
in accordance with section 127 of)
the *Corporations Act 2001* (Cth) by:)

Signature of Director	Signature of *Director/*~~Secretary~~
GAVIN BURNETT.	MELVIN TAN
Print name of Director	Print name of *Director/*~~Secretary~~

**delete that which does not apply*

Date: 22/10/21

3446-3237-7110_1170034, v.1

44

LAVAN

Signed by the Landlord

Executed by)
Landville Pty Ltd)
ACN 099 096 107)
in accordance with section 127 of)
the *Corporations Act 2001* (Cth) by:)

Signature of Director

Signature of *Director/*~~Secretary~~

C L ZELESTIS
Print name of Director

KNC ZELESTIS
Print name of *Director/*~~Secretary~~

**delete that which does not apply*

Date: 20-10-21

Signed by)
Victor Vlahos)
in the presence of:)

Witness:

Signature:

Full Name: Susan kathleen Grace

Address: level 2/109 James, Northbridge WA

Occupation: Accountant

Date: 21/10/2021

3446-3237-7110_1170034, v.1

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Lease: Office, Part Ground Floor and Mezzanine Floor, 246B Churchill Avenue, Subiaco

Schedule 1

Rent Review

Fixed Reviews of Rent

Definitions

Fixed Review Date	means each anniversary of the Commencement Date, with the exception of the third anniversary of the Commencement Date (being the anniversary occurring in 2024).

Fixed Adjustment

On and from each Fixed Review Date, the Rent will be increased to the amount set out below next to the corresponding Fixed Review Date.

Date	Rent per annum (plus GST)
First anniversary of the Commencement Date	$70,000.00
Second anniversary of the Commencement Date	$134,700.00
Fourth anniversary of the Commencement Date	$138,741.00

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Lease: Office, Part Ground Floor and Mezzanine Floor, 246B Churchill Avenue, Subiaco

Schedule 2

Special conditions

1	Condition Precedent - Surrender of Lease

1.1	In this special condition, Existing Lease means the lease dated 9 March 2020 between the Landlord as landlord and the Tenant as tenant (formerly known as Moboom Limited) of “Office 1”, Part Ground Floor, 246 Churchill Avenue, Subiaco for a term of three years commencing 1 April 2021.

1.2	The grant of this Lease is subject to and conditional upon the Tenant executing and returning to the Landlord, on or before 30 November 2021 (or any later date as may be agreed between the parties), a surrender of the Existing Lease with an effective date of the day before the commencement date of this lease.

2	Condition Precedent - Change of Use

2.1	The grant of this Lease is subject to and conditional upon the Tenant obtaining approval from all required Authorities to a change of use in respect of the Premises from showroom to offices on or before 31 March 2022 (or any later date as may be agreed between the parties).

2.2	The Tenant must use its best endeavours to satisfy the condition precedent in special condition 2.1 and must, if it obtains the required approval, promptly advise the Landlord.

3	Commencement Date

	3.1	This Lease will commence 30 days after the later of the date on which:

		3.1.1	this Lease is signed by both the Landlord and the Tenant; and

		3.1.2	the condition precedent referred to in special condition 2.1 is satisfied.

	3.2	The parties authorise the Landlord to complete this Lease by inserting the Commencement Date into Item 3 of the Reference Schedule once it is known.

4	Premises as is where is

	4.1	The Tenant:

		4.1.1	accepts the Premises as is, where is at the Commencement Date in its current state and condition; and

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Lease: Office, Part Ground Floor and Mezzanine Floor, 246B Churchill Avenue, Subiaco

4.1.2	acknowledges and agrees that it has:

	(a)	undertaken its own due diligence and inspection of the Premises and is satisfied that the Premises is acceptable in its current form; and

	(b)	not relied on any representations or warranties made by the Landlord in relation to the Premises.

5	Car parking licence

Grant of parking licence

	5.1	The Landlord grants to the Tenant an exclusive licence to use and occupy four (4) permanent tandem car parking bays on the western side of the car park on the Land as allocated by the Landlord from time to time (Car Parking Licence).

Duration of car parking licence

5.2	The Licence in clause 5.1 is granted to the Tenant for the Term of this Lease and any extension of the Term.

Licence Fee

5.3	The Tenant must pay to the Landlord:

	5.3.1	a licence fee of $480.00 {plus GST) per calendar month {being $120.00 (plus GST) per car parking space per calendar month) (Licence Fee); and

	5.3.2	any charge imposed on the Landlord in respect of the Landlord’s ownership of, or the Tenant’s occupation and use of the car parking spaces.

5.4	The amounts in clause 5.3 are payable to the Landlord monthly in advance, at the same lime and in the same manner as, the Rent payable under this Lease.

Tenant’s obligations

5.5	The Tenant must ensure that:

	5.5.1	the car parking spaces are only used for the purpose of parking private motor vehicles.

	5.5.2	all vehicles parked in the car parking spaces:

(a)	are parked within the defined area of each of the car parking spaces;

(b)	are kept locked;

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Lease: Office, Part Ground Floor and Mezzanine Floor, 246B Churchill Avenue, Subiaco

(c)	are not left with the engine running;

(d)	do not contain any inflammable liquid or gas except fuel normally used for the propulsion of the vehicle and stored in accordance with all laws in connection with the retention of fuel in a motor vehicle;

(e)	do not drip oil or any other deleterious substance on the floor of the car parking spaces or the Land;

(f)	any rubbish and debris accumulating upon the car parking spaces is regularly removed; and

(g)	that the car parking spaces and the driveways and the Land are kept clear and free from obstruction.

Tenant’s Indemnity

5.6	The Tenant indemnifies the Landlord against all claims, demands and expense arising from any damage to any person or property associated with the Tenant’s use of the car parking spaces.

Compliance with Laws

5.7	The Tenant must comply with all Laws for the time being enacted by any Authority in connection with the use of the car parking spaces for the purpose of parking private motor vehicles and the rights granted to the Tenant under this clause.

No assignment etc

5.8	The Tenant must not assign, transfer or otherwise subrogate the rights of the Tenant pursuant to this clause without the prior written consent of the Landlord (which consent must not be unreasonably withheld) and to the extent that the same may be applicable to this clause, sections 80 and 82 of the Property Law Act 1969 do not apply.

Termination of car parking licence

5.9	This licence shall be deemed to be terminated by the Landlord on the occurrence of each of the following:

	5.9.1	the Tenant being in breach of any of its obligations under this clause and such breach continuing for a period of 14 days after the date of service of a notice from the Landlord specifying such breach and requiring the same to be remedied; or

	5.9.2	upon the end or sooner determination of the term of this Lease or any extension of that term notwithstanding notice thereof shall not have been given.

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Lease: Office, Part Ground Floor and Mezzanine Floor, 246B Churchill Avenue, Subiaco

5.10	The Tenant must at the end or sooner determination of the term of this Lease peaceably yield up to the Landlord the car parking spaces.

Additional car parking spaces

	5.11	The Landlord will provide the Tenant, at no additional cost, the exclusive use of six (6) additional tandem car parking spaces on the western side of the car park on the Land from the Commencement Date until the date that is 2 years and 6 months after the Commencement Date (Additional Car Parking Licence Period) on the same terms set out in this special condition in relation to the licence of the permanent bays.

	5.12	On and from the expiry of the Additional Car Parking Licence Period, the Tenant will have an option to enter into a further licence in respect of the additional six (6) car parking spaces on the same terms set out in this special condition in relation to the licence of the permanent bays.

	5.13	If the Tenant exercises the option to enter into a licence in respect of the six (6) additional car parking spaces, the Tenant must commence paying a licence fee in relation to those car parking spaces on and from the day following the expiry of the Additional Car Parking Licence Period. The licence fee payable will be a market licence fee agreed between the parties or, failing agreement, as determined by a valuer appointed by the Landlord.

	5.14	On the fourth anniversary of the Commencement Date the licence fee in respect of each of the six (6) additional car parking spaces will increase by 3%.

6	Fitout

	6.1	Subject to the approval of the Tenant’s proposed fitout by the Landlord (which approval is not to be unreasonably withheld) the Tenant is to fit out the Premises, at its own cost.

	6.2	Prior to commencing its fitout, the Tenant must provide the Landlord with drawings and specifications of the proposed fitout for approval (Plans and Specifications).

	6.3	The Landlord’s approval or refusal to approve a request for amendments to the Plans and Specifications must be given as promptly as is reasonably possible.

	6.4	The Landlord’s approval may not be unreasonably withheld.

	6.5	The Landlord’s approval will be indicated by the return to the Tenant of one set of the Plans and Specifications, marked to indicate the Landlord’s approval.

	6.6	The Landlord’s approval does not mean that the Plans and Specifications are adequate or suitable for the Tenant’s purpose or comply with any statutory or other relevant requirements.

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Lease: Office, Part Ground Floor and Mezzanine Floor, 246B Churchill Avenue, Subiaco

	6.7	As soon as the Landlord has approved the Plans and Specifications the Tenant must ensure that:

		6.7.1	the Tenant’s builder and any other contractor employed or appointed by the Tenant to carry out the fitout works (Contractor) carries out and completes the fitout works expeditiously and in accordance with the Plans and Specifications;

		6.7.2	the Contractor obtains all approvals, statutory or otherwise, in respect of the carrying out of the fitout works, such approvals to be produced to the Landlord by the Tenant on demand;

		6.7.3	any alteration to the Services to or the structure of the Building required as part of the fitout works will be carried out by, or under the supervision of, any contractor nominated by the Landlord at the Tenant’s cost; and

		6.7.4	the works are carried out in a professional and competent manner by reputable workmen using good quality materials.

7	Operating Costs

	7.1	The parties acknowledge and agree that, despite the provisions of clauses 3.5.2 and 3.9, the percentage of Operating Costs payable by the Tenant during the Term are set out below:

Year	Percentage of Operating Costs payable

Commencement Date - day preceding the first anniversary of the Commencement Date	31.7%

First anniversary of the Commencement Date - day preceding the fifth anniversary of the Commencement Date	68.3%

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Lease: Office, Part Ground Floor and Mezzanine Floor, 246B Churchill Avenue, Subiaco

Schedule 3

Plan

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CHURCHILL AVENUE
OFFICE 1
OFFICE 2
PATH
PATH
PARKING
DRIVE
PARKING
VOID
VOID
VOID

SITE PLAN / GROUND FLOOR PLAN: 246 CHURCHILL AVENUE, SUBIACO